UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21109

                        OFI Tremont Market Neutral Hedge Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
                    (Address of principal executive offices)
                                                                 (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


             Registrant's telephone number, including area code: (303) 768-3200
                                                                 --------------

                        Date of fiscal year end: March 31

            Date of reporting period: April 1, 2003 - March 31, 2004



ITEM 1.  REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

OFI Tremont Market Neutral Hedge Fund ("The Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers employing various "market neutral" investment strategies that have historically demonstrated a low correlation to the general performance of equity, debt and other markets. The performance analysis discussed below is intended to provide investors with an overview of the Fund's performance for the one-year period ended March 31, 2004.

      The Fund provided an average annual total return for the one-year period ended March 31, 2004 of 8.20%.

      THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. THE FUND IS A CLOSED-END REGISTERED INVESTMENT COMPANY AND NOT A MUTUAL FUND. THERE ARE CONSIDERABLE DIFFERENCES BETWEEN CLOSED-END REGISTERED INVESTMENT COMPANIES AND MUTUAL FUNDS. MUTUAL FUNDS PROVIDE DAILY LIQUIDITY. THE FUND IS ILLIQUID AND MAY BE RISKIER AND MORE EXPENSIVE THAN MUTUAL FUNDS. THE INVESTMENT FUNDS IN WHICH THE FUND INVESTS ARE GENERALLY NOT REGISTERED INVESTMENT COMPANIES AND, THEREFORE ARE NOT SUBJECT TO THE SAME REGULATORY OVERSIGHT AS MUTUAL FUNDS, INCLUDING REGULATIONS THAT REQUIRE MUTUAL FUNDS TO HAVE A CERTAIN DEGREE OF LIQUIDITY, LIMIT CONCENTRATION IN ANY ONE INVESTMENT, PROTECT AGAINST CONFLICTS OF INTEREST, ASSURE FAIRNESS IN PRICING FUND INTERESTS, REQUIRE DISCLOSURE ABOUT A FUND'S MANAGEMENT, HOLDING, FEES AND EXPENSES, AND LIMIT LEVERAGE. THE FUND IS DEPENDENT NOT ONLY ON THE INVESTMENT PERFORMANCE OF INDIVIDUAL MANAGERS, BUT ALSO ON THE ABILITY OF THE INVESTMENT MANAGER TO EFFECTIVELY ALLOCATE THE FUND'S ASSETS.

      During the year ended March 31, 2004, the Fund's allocation to event driven and multi-strategy managers proved beneficial as the credit-focused programs performed the best, and had the largest impact on performance. Given interest rate levels, kept low by the Federal Reserve (Fed), those investors looking for yield invested their money into high yield mutual funds, which witnessed record inflows. The result was felt in the high yield bond market, which, as measured by the Merrill Lynch High Yield Master Index II, 1 ended the 12-month period with a gain of 22.21%. The most risky credit products dominated performance within the high yield market, with CCC-rated credits ending the year climbing 41.04%, as shown by the CCC-rated component of the Merrill Lynch High Yield Master Index II.

      Throughout 2003, favorable technical market conditions and an improving economic climate added positive momentum to the credit markets. Many managers with event driven and or credit sensitive strategies were generally able to capitalize on shifting credit spreads. The percentage to these sectors varied monthly, depending on net cash inflows, however, over the course of the year the target allocation was to have over 30% of the Fund's assets allocated to managers who could capitalize on credit opportunities. But, the market for high yield and distressed securities changed substantially during the first quarter ending March 31, 2004. Despite the continued strong earnings reports, investors began to discriminate between fundamentally solid companies and others with significant refinancing, industry or other structural risk profiles. A change occurred in the supply and demand balance in the high yield market; mutual fund investors began to withdraw from high yield, approximately $412 million in February and March. The results of

1. The Merrill Lynch High Yield Master Index II is an unmanaged representation of the performance of non-investment grade U.S. domestic bonds and is not indicative of Fund performance. It is not possible to invest directly in an index.


                    2 | OFI TREMONT MARKET NEUTRAL HEDGE FUND hedge fund managers, while generally positive, saw significant disparity. Managers holding more liquid portfolios could quickly maneuver from higher beta names, thereby mitigating losses. However, managers with significant exposure to less liquid, CCC-rated credits had difficulty moving positions in a weak environment, hurting performance.

      Credit spread contraction was also the driver of returns for the Fund's convertible arbitrage managers. The managers as a group had mixed results depending on the credit quality of issues in their respective portfolios. The strategy was strong, coming off of last year's military initiative in the Middle East, though it suffered a setback during the summer months as declining volatility, call and dividend concerns and record new issuance weighed in on convertible arbitrage managers. Investor inflows into the strategy, combined with an improving credit market, provided support to most convertible arbitrage managers and, by late 2003, they had mostly regained their mid-summer losses. Managers generally had a positive January, though shifted to a defensive positioning, lowering leverage, hedging credit and hedging interest rates.

      Credit also was a main focus for fixed income arbitrage strategies. Directional and relative value trades focusing on corporate credit were popular themes among strategies. And, as the Fed went to great lengths to maintain a favorable, low-rate environment, opportunities across the U.S. yield curve were ample. Several major shifts occurred, though two are seen as primary drivers, first in June and July of 2003, and then again in February and March 2004. In mid-June 2003, Treasury yields were at all time lows, hitting 3.11%. By mid-July, Chairman Alan Greenspan dampened expectations that the Fed would continue its anti-deflation campaign. Fixed income markets were shocked by the size of the debated rate cut (25 basis points instead of 50 basis points) and quickly sold off. With the nearly certain end to the possibility of further rate cuts, and a massive wave of refinancing in the pipeline, the rising rate environment caused an abrupt shift in many hedging strategies which had a global impact. The fixed income portion of the Fund had solid returns as a group, but there was disparity between results of the managers, depending on their yield curve outlook.

      Following the event driven and multi strategy managers, the Fund's long/short equity managers had strong results as a group and added to the over all performance of the Fund. The investment environment for most of the year was one of momentum. During the first part of the year, the lack of differentiation made it difficult for long/short equity managers to outperform the major equity indices. In many cases, poorer quality stocks led the recovery, similar to the results in high yield. The result was problematic for the short books of many managers. However, towards the end of the year, managers began to report a return to a more fundamentally driven, stock-pickers market. Confirmation of this claim, through performance attribution, has begun to show more balance in gains between longs and shorts. For the year as a whole, managers with a longer bias did better than those with lower net exposures, or those that made top-down decisions to be net short.

      The Fund's allocation to global macro managers was disappointing, as the managers selected had mixed results. The allocation added only slightly to the Fund's performance. Looking back, the key trends, aside from those prevalent in the U.S. fixed income markets, were the general improvement in global growth as witnessed by the rising global equity markets, the impact of U.S. interest rate policy across Europe, Japan and Asia, the escalation of commodity values, and the depreciation of the U.S. dollar.

      The Fund's exposure to equity market neutral produced positive results during the year despite the tough challenges facing the strategy. The cyclical and secular backdrops have both been largely negative for the drivers of equity market neutral managers' returns. Narrower spreads, lower volatility, higher correlations and lower volumes have been costs to the strategy. In the final two quarters, investors began differentiating between fundamentally good and bad companies, allowing them to weather the storm and generate positive results.

      The year ended March 31, 2004 was a challenging one and we thank you for your support.


                    3 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

FUND PERFORMANCE
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                               Lehman
               OFI Tremont                   Government
             Market Neutral       S&P          Credit
               Hedge Fund     500 Index 2   Bond Index 3

01/02/2003      $10,000         $10,000        $10,000
03/31/2003       10,179           9,685         10,165
06/30/2003       10,404          11,175         10,523
09/30/2003       10,498          11,471         10,470
12/31/2003       10,749          12,867         10,467
03/31/2004       11,013          13,085         10,789

AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 3/31/04

1-Year 8.20%    Since Inception 8.04%    Inception Date 1/2/03

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. BECAUSE THERE ARE DIFFERENCES IN THE FUND'S INVESTMENT STRATEGIES AND THOSE SHOWN, NO INDEX IS DIRECTLY COMPARABLE TO THE FUND.


2. The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. large-cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct fees or expenses.

3. The Lehman Government/Credit Bond Index is an unmanaged index composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade or higher by Moody's Investor Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order.


                    4 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS March 31, 2004
--------------------------------------------------------------------------------

                                             % OF INVESTMENT                          FAIR   % OF NET                   ACQUISITION
                                                   FUND HELD           COST          VALUE     ASSETS   LIQUIDITY 1          DATE 2
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN INVESTMENT FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE ARBITRAGE
Sage Capital L.P.                                        3.4%  $  2,870,001   $  2,983,055        5.1%  Quarterly       01/03-02/04
Forest Fulcrum Fund, L.P.                                2.7      2,300,001      2,457,850        4.2   Monthly         01/03-01/04
Triborough Partners, LLC                                 4.4      2,000,001      2,003,452        3.4   Quarterly       01/03-01/04
                                                               ---------------------------------------
TOTAL CONVERTIBLE ARBITRAGE                                       7,170,003      7,444,357       12.7
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
AQR Global Stock Selection Offshore Fund Ltd.            0.6      3,240,001      3,359,110        5.7   Quarterly       01/03-01/04
The 32 Capital Fund Ltd.                                 0.7      3,115,001      3,349,506        5.7   Monthly         01/03-01/04
Jemmco Partners, L.P. (Class A)                          0.7      1,065,001      1,111,255        1.9   Quarterly             01/03
                                                               ---------------------------------------
TOTAL EQUITY MARKET NEUTRAL                                       7,420,003      7,819,871       13.3
-----------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Brencourt Arbitrage, L.P.                                2.3      2,675,001      2,780,780        4.7   Quarterly       01/03-01/04
Bear Stearns Global Equity Arbitrage
Fund, L.P.                                               1.3      2,520,001      2,590,270        4.4   Quarterly       01/03-02/04
Avenue Investments, L.P.                                 0.5      1,500,001      1,819,962        3.1   Annually        01/03-01/04
GoldenTree High Yield Partners, L.P.                     0.3      1,250,001      1,679,769        2.9   Semi-Annually         01/03
ReCap Partners, L.P.                                     6.0      1,000,001      1,201,183        2.0   Quarterly             01/03
                                                               ---------------------------------------
TOTAL EVENT DRIVEN                                                8,945,005     10,071,964       17.1
-----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Endeavour Fund I LLC                                     0.9      2,700,000      2,846,685        4.8   Quarterly       10/03-01/04
Oak Hill CCF Partners, L.P.                              0.8      2,350,000      2,336,572        4.0   Monthly         01/04-02/04
FFTW Diversified Alpha Fund Ltd. (Class A)               0.3      2,000,001      2,128,384        3.6   Monthly               01/03
                                                               ---------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                      7,050,001      7,311,641       12.4
-----------------------------------------------------------------------------------------------------------------------------------
GLOBAL MACRO
Vega Global Fund Limited                                 0.2      5,750,000      5,791,182        9.9   Monthly               01/04
Epoch Overseas Ltd.                                      0.2      2,600,000      2,599,843        4.4   Quarterly             02/04
                                                               ---------------------------------------
TOTAL GLOBAL MACRO                                                8,350,000      8,391,025       14.3
-----------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
Hunter Global Investors Fund I, L.P                      1.3      3,500,000      3,746,984        6.4   Quarterly             01/04
New Castle Market Neutral Fund, L.P.                     1.0      3,400,000      3,451,164        5.9   Monthly               01/04
Whitney New Japan Partners, L.P.                         0.5      2,400,000      2,999,080        5.1   Quarterly       08/03-03/04
                                                               ---------------------------------------
TOTAL LONG/SHORT EQUITY                                           9,300,000     10,197,228       17.4
-----------------------------------------------------------------------------------------------------------------------------------
MULTI STRATEGY
Sagamore Hill Partners L.P.                              0.7      3,500,001      3,741,541        6.4   Quarterly       01/03-03/04
Stark Investments, L.P.                                  0.3      3,500,000      3,613,325        6.1   Annually              01/04
Canyon Value Realization Fund, L.P.                      0.2      1,250,001      1,626,485        2.8   Annually              01/03
                                                               ---------------------------------------
TOTAL MULTI STRATEGY                                              8,250,002      8,981,351       15.3
                                                               ---------------------------------------

Total Investments in Investment Funds                            56,485,014     60,217,437      102.5


                    5 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                  FAIR   % OF NET
                                                   COST          VALUE     ASSETS
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
----------------------------------------------------------------------------------
Citibank II Money Market Deposit Account   $    671,085   $    671,085        1.1%
----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN INVESTMENT FUNDS
AND SHORT-TERM INVESTMENT                  $ 57,156,099   $ 60,888,522      103.6%
                                           ============

LIABILITIES IN EXCESS OF OTHER ASSETS                       (2,117,052)      (3.6)
                                                          ------------------------
NET ASSETS                                                $ 58,771,470      100.0%
                                                          ========================

DETAILED INFORMATION ABOUT THE INVESTMENT FUNDS' PORTFOLIOS IS NOT AVAILABLE.

1. AVAILABLE FREQUENCY OF REDEMPTIONS AFTER INITIAL LOCK-UP PERIOD.

2. REPRESENTS INITIAL THROUGH MOST RECENT MONTH OF INVESTMENT PURCHASES.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    6 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES March 31, 2004
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------
Investments in investment funds, at fair value (cost $56,485,014)                               $ 60,217,437
-------------------------------------------------------------------------------------------------------------
Cash and cash equivalents (cost $671,085)                                                            671,085
-------------------------------------------------------------------------------------------------------------
Deferred ongoing offering costs                                                                       47,074
-------------------------------------------------------------------------------------------------------------
Receivables:
Investment funds sold                                                                                 36,081
Receivable from Adviser                                                                               23,426
                                                                                                -------------
Total assets                                                                                      60,995,103

-------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------
Payables:
Investment fund purchased                                                                          2,000,000
Shareholder redemptions                                                                              102,899
Management fee                                                                                        61,260
Professional fees                                                                                     34,400
Administration fee                                                                                     7,352
Trustees' fees and expenses                                                                            2,780
Miscellaneous fees                                                                                    14,942
                                                                                                -------------
Total liabilities                                                                                  2,223,633

-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $ 58,771,470
                                                                                                =============

-------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest ($0.001 par value, unlimited shares authorized)      $         60
-------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                        56,742,482
-------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                     (943,962)
-------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                            (759,533)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                         3,732,423
                                                                                                -------------
NET ASSETS                                                                                      $ 58,771,470
                                                                                                =============

-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------
(based on net assets of $58,771,470 and 60,278.713 shares of beneficial interest outstanding)   $     975.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    7 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS For the Year Ended March 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                            $     6,533

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fee                                                          442,453
--------------------------------------------------------------------------------
Professional fees                                                        56,064
--------------------------------------------------------------------------------
Administration fee                                                       53,101
--------------------------------------------------------------------------------
Trustees' fees and expenses                                              13,273
--------------------------------------------------------------------------------
Miscellaneous fees                                                       49,927
                                                                    ------------
Total expenses                                                          614,818
Less: Waiver of expenses by the Adviser                                 (86,891)
                                                                    ------------
Net expenses                                                            527,927

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (521,394)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                        258,554
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  3,185,721

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 2,922,881
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   8 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                                                           2004            2003 1
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                        $   (521,394)   $    (95,280)
-------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                258,554              --
-------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                          3,185,721         546,702
                                                                                           ------------------------------
Net increase in net assets resulting from operations                                          2,922,881         451,422

-------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                           (443,193)             --
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                           (998,487)             --
-------------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution                                                           (2,621,167)             --

-------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions                   34,360,014      25,000,000

-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Total increase                                                                               33,220,048      25,451,422
-------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                            25,551,422         100,000 2
                                                                                           ------------------------------
End of year [including accumulated net investment loss of $943,962 and $0, respectively]   $ 58,771,470    $ 25,551,422
                                                                                           ==============================

1. For the period from January 2, 2003 (commencement of operations) to March 31, 2003.

2. The Fund was initially capitalized with $100,000 of capital on December 16, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    9 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $   2,922,881
----------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments                                                     (258,554)
Net change in unrealized appreciation on investments                               (3,185,721)
Purchases of investments                                                          (38,800,000)
Proceeds from sales of investments                                                  7,473,558
Increase in receivable for investment funds sold                                      (36,081)
Increase in deferred ongoing offering costs                                           (47,074)
Decrease in receivable from Adviser                                                    21,565
Increase in payable for investment fund purchased                                   2,000,000
Decrease in management fee payable                                                    (18,470)
Increase in professional fees payable                                                     900
Decrease in administration fee payable                                                 (2,217)
Decrease in Trustees' fees and expenses payable                                        (1,220)
Decrease in miscellaneous fees payable                                                  1,117
                                                                                --------------
Net cash used in operating activities                                             (29,929,316)

----------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES 1
----------------------------------------------------------------------------------------------
Proceeds from shares of beneficial interest sold                                   32,355,144
Payments of shares of beneficial interest redeemed                                 (1,955,078)
                                                                                --------------
Net cash provided by financing activities                                          30,400,066

----------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                                             470,750
----------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                                        200,335
                                                                                --------------
Cash and cash equivalents at end of year                                        $     671,085
                                                                                ==============

1. Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $4,062,847.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   10 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                         2004       2003 1
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 1,017.98   $ 1,000.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss 2                                      (14.91)       (3.80)
Net realized and unrealized gain                           110.80        21.78
                                                       -------------------------
Total income from investment operations                     95.89        17.98
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (15.15)          --
Distributions from net realized gain                       (34.13)          --
Tax return of capital distribution                         (89.59)          --
                                                       -------------------------
Total dividends and/or distributions to shareholders      (138.87)          --
--------------------------------------------------------------------------------

Net asset value, end of period                         $   975.00   $ 1,017.98
                                                       =========================

--------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                           8.20%        1.80%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $   58,771   $   25,551
--------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                         (1.48)%      (1.49)%
Total expenses                                               1.75%        2.21%
Expenses, net of waiver of expenses by the Adviser           1.50%        1.50%
--------------------------------------------------------------------------------
Portfolio turnover rate 5                                      22%           0%

1. For the period from January 2, 2003 (commencement of operations) to March 31, 2003.

2. Based on average shares outstanding during each period.

3. Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Represents the lesser of purchases or sales of investments in Investment Funds divided by the average fair value of investments in Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   11 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

OFI Tremont Market Neutral Hedge Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers that employ various "market neutral" investment strategies. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets.

      OFI Institutional Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), serves as the investment adviser of the Fund, subject to the ultimate supervision of and subject to any policies established by the Board of Trustees (the "Board") of the Fund, pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      OFI is wholly owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. OFI and the Investment Manager are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

      The Fund from time to time may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offered to repurchase at a specified dollar amount of outstanding shares. Generally, the Fund will offer to repurchase shares four times each year, as of the last business day of March, June, September and December. A redemption fee payable to the Fund equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund anticipates that the Board will limit each repurchase to no more than 25% of the Fund's total assets, although the limit for any one repurchase may be lower. The Fund will generally pay the value of the shares repurchased approximately one month after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due will be determined and paid promptly after completion of the year end audit of the Fund.

--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies


                   12 | OFI TREMONT MARKET NEUTRAL HEDGE FUND are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

      In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Investment Fund will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Interest income is recorded on the accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation (depreciation) on investments on the statement of operations. Realized gains and losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

      The Adviser directly assumed all offering costs associated with the initial registration and initial offering of shares. In addition, the Adviser assumed all organizational expenses directly at the time of the seeding of the Fund.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation on Investment Funds for federal income tax purposes.


                   13 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                      NET UNREALIZED
                                                        APPRECIATION
                                                    BASED ON COST OF
UNDISTRIBUTED    UNDISTRIBUTED      ACCUMULATED     INVESTMENT FUNDS
NET INVESTMENT       LONG-TERM             LOSS   FOR FEDERAL INCOME
INCOME                    GAIN   CARRYFORWARD 1         TAX PURPOSES
--------------------------------------------------------------------
$ --                      $ --         $ 36,974          $ 2,065,902

1. The Fund had $36,974 of post-October foreign currency losses which were deferred.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for March 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                              INCREASE TO
                          ACCUMULATED NET      REDUCTION TO
REDUCTION TO             REALIZED LOSS ON   ACCUMULATED NET
PAID-IN CAPITAL   INVESTMENT TRANSACTIONS   INVESTMENT LOSS
-----------------------------------------------------------
$ 2,622,192                      $ 19,600       $ 2,641,792

The tax character of distributions paid during the periods ended March 31, 2004 and March 31, 2003 was as follows:

                               YEAR ENDED       PERIOD ENDED
                           MARCH 31, 2004   MARCH 31, 2003 1
------------------------------------------------------------
Distributions paid from:
Ordinary income               $ 1,363,296               $ --
Long-term capital gain             78,384                 --
Return of capital               2,621,167                 --
                           ---------------------------------
Total                         $ 4,062,847               $ --
                           =================================

1. For the period from January 2, 2003 (commencement of operations) to March 31, 2003.

The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to adjustments to the tax basis of investments based on allocation of income and distributions from investments in partnerships and the tax realization of financial statement unrealized gain or loss. In addition, the cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by each Investment Fund on Schedule K-1. The aggregate cost of Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2004 are noted below.

Federal tax cost of Investment Funds   $ 58,151,535
                                       ============
Gross unrealized appreciation          $  2,065,902
Gross unrealized depreciation                    --
                                       ------------
Net unrealized appreciation            $  2,065,902
                                       ============

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market deposit accounts sponsored by Citibank, N.A. The Fund treats all financial instruments that mature within three months as cash equivalents. Cash equivalents are valued at cost plus accrued interest which approximates market value.


                   14 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------
RECLASSIFICATIONS. Certain of the amounts presented in the statement of assets and liabilities for the period ended March 31, 2003 have been reclassified to conform to the current year's presentation for the statement of cash flows.

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

As compensation for services provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (the "Management Fee") computed at an annual rate of 1.25% of the Fund's net assets determined as of the last day of each month (before any repurchases of shares). For the year ended March 31, 2004, the Management Fee incurred by the Fund was $442,453. The Adviser pays a monthly fee to the Investment Manager equal to 50% of the Management Fee earned by the Adviser pursuant to the Advisory Agreement. This fee is payable to the Investment Manager by the Adviser and not the Fund.

      In addition, the Adviser has voluntarily agreed to waive a portion of its Management Fee in order to limit total expenses of the Fund to 1.50% of the average monthly net assets of the Fund. For the year ended March 31, 2004, the Adviser waived management fees in the amount of $86,891.

      Under the terms of an administration agreement (the "Administration Agreement") with the Fund, the Adviser provides certain administrative services to the Fund, including, among other things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee (the "Administration Fee") computed at an annual rate of 0.15% of the Fund's net assets determined as of the last day of each month. For the year ended March 31, 2004, the Administration Fee incurred by the Fund was $53,101. The Adviser has retained the Investment Manager to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Investment Manager equal to 100% of the Administration Fee earned by the Adviser pursuant to the Administration Agreement. This fee is payable to the Investment Manager by the Adviser and not the Fund.

      The Adviser intends to pay a portion of its Management Fee, not to exceed 20% of its Management Fee, to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling shareholder inquiries regarding the Fund; assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser may reasonably request. This fee is payable by the Adviser and not the Fund.

      OFI owned 28,376.843 and 25,100 shares of the Fund, valued at $27,667,292 and $25,551,422, respectively, as of March 31, 2004 and March 31, 2003.

      Under the General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor is an affiliate of the Adviser and the Investment Manager.

      A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer, plus a fee for each meeting attended. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses.

      Citibank, N.A. serves as custodian of the Fund's assets and provides custodial services for the Fund.


                   15 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED MARCH 31, 2004   PERIOD ENDED MARCH 31, 2003 1, 2
                                                SHARES          AMOUNT              SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------
Subscriptions 3                             33,545.349    $ 32,355,144          25,000.000   $ 25,000,000
Dividends and/or distributions reinvested    3,795.989       4,062,847                  --             --
Redemptions                                 (2,162.625)     (2,057,977)                 --             --
                                            -------------------------------------------------------------
Net increase                                35,178.713    $ 34,360,014          25,000.000   $ 25,000,000
                                            =============================================================

1. For the period from January 2, 2003 (commencement of operations) to March 31, 2003.

2. The Fund was initially capitalized with $100,000 on December 16, 2002.

3. Includes redemption fees received of $20,788 and $0 during the periods ended March 31, 2004 and March 31, 2003, respectively.

--------------------------------------------------------------------------------
5. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2004, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to eighteen months from initial investment. Information related to each Investment Fund is included on the statement of investments. At March 31, 2004, the Fund had approximately 4.4% of capital invested in Investment Funds with lock-up provisions extending one year from March 31, 2004.

      For the year ended March 31, 2004, the aggregate cost of purchases and proceeds from sales of Investment Funds were $38,800,000 and $7,473,558, respectively.

--------------------------------------------------------------------------------
6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Fund.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENTS

Effective April 1, 2004 and May 1, 2004, the Fund received initial and additional contributions from shareholders of approximately $29,805,800 and $500,100, respectively.


                   16 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OFI TREMONT MARKET NEUTRAL HEDGE
FUND

We have audited the accompanying statement of assets and liabilities of OFI Tremont Market Neutral Hedge Fund (the "Fund"), including the statement of investments, as of March 31, 2004, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 2, 2003 (commencement of operations) to March 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2004, by correspondence with management of the investment funds and the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of OFI Tremont Market Neutral Hedge Fund at March 31, 2004, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from January 2, 2003 to March 31, 2003 in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
May 17, 2004


                   17 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $138.87 per share were paid to shareholders, on December 1, 2003, of which $2.68 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2004 which are not designated as capital gain distributions should be multiplied by 0.93% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion of the dividends paid by the Fund are eligible for the lower individual income tax rates to the extent that the Fund has received qualified dividend income. $41,074 of the Fund's fiscal year taxable income is qualified dividend income. If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2004 which are not designated as capital gain distributions should be multiplied by 3.01% to arrive at the amount eligible for the individual qualified dividend income tax rate.

      Some states or localities do not tax mutual fund dividends that are derived, in whole or in part, from interest earned on securities issued by the U.S. Government, its agencies or instrumentalities. If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2004 which are not designated as capital gain distributions should be multiplied by 0.74% to arrive at the amount of interest earned by the Fund on securities issued by the US Treasury.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   18 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES   Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund invests primarily in investment partnerships and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
FEES AND EXPENSES INCURRED INDIRECTLY Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund indirectly paid management fees of $398,668 during the period April 1, 2003 through March 31, 2004 as a result of its investments in Investment Funds. This amount represents 1.1% of the Fund's average net assets. The $398,668 only includes management fees incurred to Investment Funds that reported this detail to the Fund. One Investment Fund that may have received management fees from the Fund did not report this detail to the Fund.

      In addition, the Fund indirectly incurred incentive allocation of $605,439 during the period January 1, 2003 through December 31, 2003 as a result of its investments in Investment Funds. This amount represents 1.7% of the Fund's average net assets. All Investment Funds that may have received incentive allocation from the Fund reported this detail to the Fund.


                   19 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NAME, POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
FUND, LENGTH OF SERVICE, AGE     OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY
                                 TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                 CURRENTLY OVERSEEN BY TRUSTEE

INDEPENDENT                      THE ADDRESS OF EACH TRUSTEE AND INTERESTED
TRUSTEES                         TRUSTEE IN THE CHARTS BELOW IS 6803 S. TUCSON
                                 WAY, CENTENNIAL, CO 80112-3924. EACH TRUSTEE
                                 SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD J. ABDOW,                 Chairman (since 1959) of Abdow Corporation
Trustee (since 2002)             (operator of restaurants); Trustee of the
Age: 72                          following real estate businesses (owners and
                                 operators of restaurants): G&R Realty Co. Trust
                                 (since 1978), G&R Trust (since 1973), Abdow
                                 Partnership (since 1975), Auburn Associates
                                 (since 1983); Hazard Associates (since 1985);
                                 Chairman (since 1996) of Western Mass
                                 Development Corp. (non-profit development);
                                 Chairman of American International College
                                 (non-profit college); Trustee (since 1987) of
                                 Bay State Health Systems (Health Services);
                                 Trustee (since 1993) of MML Series Investment
                                 Fund and Trustee (since 1994) of MassMutual
                                 Institutional Funds (MMIF) (open-end investment companies). Oversees 10 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                Self-employed as an investment consultant; a
Trustee (since 2002)             director (since 1996) of Lakes Environmental
Age: 63                          Association, and Medintec (since 1992) and
                                 Cathco (since 1995) (medical device companies);
                                 and a member of the investment committee of the Associated Jewish Charities of Baltimore (since
                                 1994); formerly a director of Fortis/Hartford mutual funds (1994 - December 2001). Oversees
                                 10 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                   President of Wold Properties, Inc. (an oil and
Trustee (since 2002)             gas exploration and production company); Vice
Age: 56                          President, Secretary and Treasurer of Wold
                                 Trona Company, Inc. (soda ash processing and production); Vice President of Wold Talc
                                 Company, Inc. (talc mining); Managing Member,
                                 Hole-in-the-Wall Ranch (cattle ranching);
                                 formerly Director and Chairman of the Board, Denver Branch of the Federal Reserve Bank of
                                 Kansas City (1993-1999) and Director of
                                 PacifiCorp. (1995 - 1999), an electric utility.
                                 Oversees 10 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
INTERESTED TRUSTEE

EUSTIS WALCOTT,                  Principal with Ardsley Associates (since 2000)
Trustee (since 2002)             (consulting firm). Director (since October
Age: 66                          2000) of Cornerstone Real Estate Advisors (real
                                 estate equity investment management services) and MML Investors Services (individual retirement, insurance, investment and life event planning products and services company)
                                 (both affiliates of the Adviser); Trustee of OFI Trust Company (since 2001) (also an affiliate of the Adviser). Formerly Trustee of the American International College (1995 -
                                 December 2003); Senior Vice President,
                                 MassMutual Financial Group (May 1990 - July
                                 2000). Oversees 10 portfolios in the
                                 OppenheimerFunds complex.

--------------------------------------------------------------------------------
INTERESTED TRUSTEE               THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS
AND OFFICER                      TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                                 NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR
                                 AN INDEFINITE TERM, UNTIL HIS RESIGNATION,
                                 DEATH OR REMOVAL.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and director
President, Trustee and           (since June 2001) and President (since
Chairman of the Board,           September 2000) of the Manager; President and a
Trustee (since 2002)             director or trustee of other Oppenheimer funds;
Age: 54                          President and a director (since July 2001) of
                                 Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer
                                 Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since
                                 November 2001) of OppenheimerFunds Distributor,
                                 Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder
                                 Services, Inc. and of Shareholder Financial
                                 Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since
                                 July 2001) of OppenheimerFunds Legacy Program
                                 (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager: OFI Institutional
                                 Asset Management, Inc. and Centennial Asset
                                 Management Corporation (since November 2001),
                                 HarbourView Asset Management Corporation and
                                 OFI Private Investments, Inc. (since July
                                 2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                 Asset Management, Inc.; a director (since
                                 November 2001) of Trinity Investment Management
                                 Corp. and Tremont Capital Management, Inc.
                                 (Investment advisory affiliates of the
                                 Manager); Executive Vice President (since
                                 February 1997) of Massachusetts Mutual Life
                                 Insurance Company (the Manager's parent
                                 company); a director (since June 1995) of DLB
                                 Acquisition Corporation (a holding company that owns the shares of David L. Babson & Company,
                                 Inc.); a member of the Investment Company
                                 Institute's Board of Governors (elected to serve from October 3, 2003 through September
                                 30, 2006). Formerly, Chief Operating Officer
                                 (September 2000-June 2001) of the Manager;
                                 President and trustee (November 1999-November
                                 2001) of MML Series Investment Fund and
                                 MassMutual Institutional Funds (open-end investment companies); a director (September
                                 1999-August 2000) of C.M. Life Insurance


                   20 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

JOHN V. MURPHY,                  Company; President, Chief Executive Officer and
Continued                        director (September 1999-August 2000) of MML
                                 Bay State Life Insurance Company; a director
                                 (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees
                                 73 portfolios as Trustee/Director and 10 portfolios as Officer in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OFFICERS THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MR. ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY 10281-1008, FOR MR. WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

BRIAN W. WIXTED,                 Senior Vice President and Treasurer (since
Treasurer, Principal Financial   March 1999) of the Adviser; Treasurer (since
and Accounting Officer           March 1999) of HarbourView Asset Management
(since 2002)                     Corporation, Shareholder Services, Inc.,
Age: 44                          Oppenheimer Real Asset Management Corporation,
                                 Shareholder Financial Services, Inc.,
                                 Oppenheimer Partnership Holdings, Inc., OFI
                                 Private Investments, Inc. (since March 2000),
                                 OppenheimerFunds International Ltd. and
                                 OppenheimerFunds plc (since May 2000) and OFI
                                 Institutional Asset Management, Inc. (since
                                 November 2000); Treasurer and Chief Financial
                                 Officer (since May 2000) of Oppenheimer Trust
                                 Company (a trust company subsidiary of the Adviser); Assistant Treasurer (since March
                                 1999) of Oppenheimer Acquisition Corp. and
                                 OppenheimerFunds Legacy Program (since April
                                 2000); formerly Principal and Chief Operating
                                 Officer (March 1995-March 1999) of Bankers
                                 Trust Company-Mutual Fund Services Division. An officer of 83 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004)
Secretary (since 2002)           and General Counsel (since February 2002) of
Age: 55                          the Adviser; General Counsel and a director
                                 (since November 2001) of OppenheimerFunds
                                 Distributor, Inc.; Senior Vice President and
                                 General Counsel (since November 2001) of
                                 HarbourView Asset Management Corporation; Vice
                                 President and a director (since November 2000) of Oppenheimer Partnership Holdings, Inc.;
                                 Senior Vice President, General Counsel and a director (since November 2001) of Shareholder
                                 Services, Inc., Shareholder Financial Services,
                                 Inc., OFI Private Investments, Inc.,
                                 Oppenheimer Trust Company and OFI Institutional
                                 Asset Management, Inc.; General Counsel (since
                                 November 2001) of Centennial Asset Management
                                 Corporation; a director (since November 2001) of Oppenheimer Real Asset Management, Inc.;
                                 Assistant Secretary and a director (since
                                 November 2001) of OppenheimerFunds
                                 International Ltd.; Vice President (since
                                 November 2001) of OppenheimerFunds Legacy
                                 Program; Secretary (since November 2001) of
                                 Oppenheimer Acquisition Corp.; formerly Senior
                                 Vice President (May 1985-January 2004), Acting
                                 General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                 2001) of the Adviser; Assistant Secretary of
                                 Shareholder Services, Inc. (May 1985-November
                                 2001), Shareholder Financial Services, Inc.
                                 (November 1989-November 2001); OppenheimerFunds
                                 International Ltd. And OppenheimerFunds plc
                                 (October 1997-November 2001). An officer of 83 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                   21 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the registrant has determined that Joseph M. Wikler, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Wikler as the Audit Committee's financial expert. Mr. Wikler is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a)  Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements was engaged to provide $41,250 in fiscal 2004 and $42,000 in fiscal 2003.


         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2004 and $35,000 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2004 and $12,500 in fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last tow fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2004 and $0 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include services provided to the registrant's Board of Trustees with respect to analysis of the registrant's expenses and consultations with management with respect to its due diligence review process surrounding investments.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2004 and $47,500 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable

ITEM 7.  SEE EXHIBIT 11 C.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that would require disclosure herein.

ITEM 10.  CONTROLS AND PROCEDURES

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of March 31, 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

         (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)

(C) EXHIBITS ATTACHED HERETO. (ATTACH PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES AS REQUIRED BY ITEM 7)